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                                                                    Exhibit 10.1

                                                                  EXECUTIVE COPY

                         FIFTH AMENDMENT dated as of July 7, 2004 (this
                    "Amendment"), to the CREDIT AGREEMENT dated as of June 18, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MILLENNIUM AMERICA INC., a Delaware corporation ("Millennium America"); MILLENNIUM INORGANIC CHEMICALS LIMITED, a corporation organized under the laws of England ("MICL"); the other BORROWING SUBSIDIARIES from time to time party thereto; MILLENNIUM CHEMICALS INC., a Delaware corporation ("Millennium"), as Guarantor; the lenders from time to time party thereto (the "Lenders"); the Issuing Banks from time to time party thereto; BANK OF AMERICA, N.A., as Syndication Agent; and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").

         WHEREAS, Millennium, Millennium America and MICL have requested that certain provisions of the Credit Agreement be modified in the manner provided in this Amendment, and the undersigned Lenders are willing to agree to such modifications on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Millennium, Millennium America, MICL and the undersigned Lenders, constituting at least the Required Lenders, hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

         SECTION 2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

         (a) The following new definitions are inserted in the appropriate alphabetical order therein:

               "Lyondell Merger Transactions" shall mean a series of transactions occurring on or prior to December 31, 2004, in which (a) Millennium shall, through one or more mergers in which Millennium shall be the surviving corporation, become a wholly-owned subsidiary of Lyondell and (b) the consideration paid to the former holders of common stock of Millennium in their capacities as such shall consist solely of Lyondell common stock.

         (b) The definition of the term "Change of Control" is hereby amended to read as follows:





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                "Change of Control" shall mean any of the following events: (a)
         prior to the completion of the Lyondell Merger Transactions, (i) any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Millennium, any trustee or other fiduciary holding securities under any employee benefit plan of Millennium or any company owned, directly or indirectly, by the stockholders of Millennium in substantially the same proportions as their ownership of common stock of Millennium shall become the beneficial owner, directly or indirectly, of securities of Millennium representing 25% or more of the aggregate ordinary voting power of Millennium's then outstanding capital stock, or (ii) a majority of the seats (other than vacant seats) on the board of directors of Millennium shall be occupied by persons who were neither (A) nominated by the board of directors of Millennium nor (B) appointed by directors so nominated; or (b) after the completion of the Lyondell Merger Transactions, (i) any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Lyondell or a wholly owned subsidiary of Lyondell shall become the beneficial owner, directly or indirectly, of securities of Millennium representing 25% or more of the aggregate ordinary voting power of Millennium's then outstanding capital stock, (ii) any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Lyondell, Occidental Chemical Corp. or its Affiliates, any trustee or other fiduciary holding securities under any employee benefit plan of Lyondell, or any company owned, directly or indirectly, by the stockholders of Lyondell in substantially the same proportions as their ownership of common stock of Lyondell, shall become the beneficial owner, directly or indirectly, of securities of Lyondell representing 25% or more of the aggregate ordinary voting power of Lyondell's then outstanding capital stock, or (iii) a majority of the seats (other than vacant seats) on the board of directors of Lyondell shall be occupied by persons who were neither (A) nominated by the board of directors of Lyondell nor (B) appointed by directors so nominated."

         (c) The definition of "EBITDA" is hereby amended by inserting the following before the period at the end thereof: "and (v) solely for purposes of determining compliance with the covenants contained in Sections
     6.11 and 6.12 and not for the purpose of determining the Applicable Rate, nonrecurring cash charges in connection with the Lyondell Merger Transactions incurred after December 31, 2003, and before January 1, 2006, in an aggregate amount not greater than $95,000,000".

         SECTION 3. Amendment to Section 6.05. Paragraph (a) of Section 6.05 of the Credit Agreement is hereby amended to read as follows:

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         "(a) Consolidate with or merge into any other person, or permit any other person to merge into it, except that, so long as at the time thereof and immediately after giving effect thereto no Event of Default or Default has occurred and is continuing, (i) any Subsidiary (other than Millennium America, Millennium GP or Millennium LP) may be merged, liquidated or dissolved into Millennium America or another wholly owned Subsidiary (except that no Domestic Subsidiary shall be merged into or consolidated with a Foreign Subsidiary) and (ii) Millennium may complete the Lyondell Merger Transactions."

         SECTION 4. Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting the final sentence thereof and by inserting the following new sentences at the end thereof:

     "Without limiting the foregoing, Millennium will not, and will not permit any Subsidiary to, as part of the Lyondell Merger Transactions or otherwise, (i) Guarantee, or create any Lien on any of its properties or assets to secure, any Indebtedness or other contractual obligation of Lyondell or any subsidiary of Lyondell (other than Millennium or any Subsidiary) (it being understood that nothing in this clause (i) shall prohibit any Guarantees or Liens unrelated to the Lyondell Merger Transactions that may have been created prior to the date hereof in transactions permitted by this Agreement), or (ii) transfer any assets to Lyondell or any subsidiary of Lyondell (other than Millennium or any Subsidiary) other than (x) transfers expressly permitted by Section 6.07 and (y) after the completion of the Lyondell Merger Transactions, transfers meeting the requirements of the first sentence of this Section 6.06 and not resulting in any Default or Event of Default."

         SECTION 5. Amendment to Section 6.07. Section 6.07 of the Credit Agreement is hereby amended by inserting in clause (ii) of paragraph (b) thereof, immediately after the words "principal payment", the words "(including any premiums, penalties and fees and expenses related thereto)".

         SECTION 6. Amendment to Article VII. Paragraph (g) of Article VII is hereby amended by inserting in clause (i) thereof after the words "provided, however," the following:

     "that the acquisition or exercise by the holders of Millennium's 9 1/4% Senior Notes due 2008 of put rights under Section 4.08 of the Indenture dated as of June 18, 2001, among Millennium America, Millennium and The Bank of New York, as Trustee, as a result of the Lyondell Merger Transactions shall not constitute an Event of Default under this clause
     (i); provided further,".

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         SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Millennium, Millennium America and MICL represents and warrants that, after giving effect to this Amendment:

         (a) The representations and warranties set forth in Article III of the Credit Agreement, as amended by this Amendment, are true and correct on and as of the date hereof, with all references to "this Agreement" being deemed to refer to the Credit Agreement as amended hereby;

         (b) No Default or Event of Default has occurred and is continuing;

         (c) This Amendment has been duly executed and delivered by each of Millennium, Millennium America, MICL and each other Borrowing Subsidiary, and this Amendment, and the Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation of each such party, enforceable in accordance with its terms; and

         (d) The Lyondell Merger Transactions will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a material default under any indenture, agreement, certificate of designations or other instrument to which Millennium or any Subsidiary is a party, or by which Millennium or any Subsidiary or any of their properties or assets are or may be bound, except to the extent that such conflicts would not result in a Material Adverse Effect or otherwise affect in any material respect the rights or interests of the Lenders under the Loan Documents, or result in or require the creation or imposition of any Lien upon any material property or assets of Millennium or any Subsidiary.

         SECTION 8. Amendment Fee. Millennium America agrees to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered to the Administrative Agent (or its counsel) a counterpart of this Amendment at or prior to 5:00 p.m., New York City time, on July 7, 2004, a nonrefundable amendment fee (the "Amendment Fee") equal to 0.15% of the sum of such Lender's Revolving Commitment (whether used or unused) and the principal amount of such Lender's outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee shall be payable on the Amendment Effective Date in immediately available funds.

         SECTION 9. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the condition set forth in paragraph (a) below; provided that the amendments set forth in Sections 2 through 6 shall become effective only upon the satisfaction, on a date (the "Amendment Effective Date") on or prior to December 31, 2004, of each of the conditions set forth below (and failing such satisfaction by such date, such amendments and such consent shall cease to be of any further force or effect):

         (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Millennium,
     (ii)

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     Millennium America, (iii) MICL, (iv) each other Borrowing Subsidiary, and
     (v) the Required Lenders.

         (b) The Administrative Agent shall have received an opinion of Weil, Gotshal & Manges, LLP, satisfactory in form and substance to the Administrative Agent and addressing such matters related to this Amendment as the Administrative Agent shall have requested.

         (c) The Administrative Agent shall have received the Amendment Fees payable to the Lenders under Section 8.

         SECTION 10. Effect of Amendment. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof", "hereto" or any word or phrase of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium, Millennium America or MICL to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, coven ants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically amended hereby.

         SECTION 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.

         SECTION 14. Expenses. Millennium America shall reimburse the Administrative Agent for its expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

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         IN WITNESS WHEREOF, Millennium, Millennium America, MICL, the
Subsidiary Grantors, the Subsidiary Pledgors, the Administrative Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                 MILLENNIUM CHEMICALS INC.,

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                 MILLENNIUM AMERICA INC.,

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                 MILLENNIUM INORGANIC CHEMICALS LIMITED,

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                 JPMORGAN CHASE BANK, individually and as Administrative Agent and as Collateral Agent,

                                      By
                                          --------------------------------------
                                          Name:
                                          Title:






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                              To Approve the Fifth Amendment dated as of July 7,
                              2004 to the Credit Agreement dated as of June 18, 2001, as amended, among Millennium America Inc., Millennium Inorganic Chemicals Limited, the other Borrowing Subsidiaries from time to time party thereto, Millennium Chemicals Inc., as Guarantor, the Lenders party thereto, the Issuing Banks party thereto, Bank of America, N.A., as Syndication Agent and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent

                                      Name of Borrowing Subsidiary:

                                            ------------------------------------

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






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                              To Approve the Fifth Amendment dated as of July 7,
                              2004 to the Credit Agreement dated as of June 18, 2001, as amended, among Millennium America Inc., Millennium Inorganic Chemicals Limited, the other Borrowing Subsidiaries from time to time party thereto, Millennium Chemicals Inc., as Guarantor, the Lenders party thereto, the Issuing Banks party thereto, Bank of America, N.A., as Syndication Agent and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent

                                      Name of Institution:

                                            ------------------------------------

                                        By
                                           -------------------------------------
                                           Name:
                                           Title: